UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): March 26, 2020

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 972-407-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On March 26, 2020, New Concept Energy, Inc. (“GBR” or the “Company”) announced its operational results for the year ended December 31, 2019. A copy of the announcement is attached as Exhibit “99.1.”

The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is furnished with this Report:

                    Exhibit No. Description

99.1*       Press release dated March 26, 2020

_________________________

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 27, 2020

NEW CONCEPT ENERGY, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher
President and
Chief Financial Officer

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Exhibit "99.1"

NEWS RELEASE FOR IMMEDIATE RELEASE	Contact: New Concept Energy Inc. Gene Bertcher (800) 400-6407 info@newconceptenergy.com

New Concept Energy, Inc. Reports Fourth Quarter and Full Year 2019 Results

Dallas – March 26, 2020 - New Concept Energy, Inc. (NYSE American: GBR), (the “Company” or “NCE”) a Dallas-based oil and gas company, today reported Results of Operations for the fourth quarter and the full year ended December 31, 2019.

During the three months ended December 31, 2019 the Company reported a net loss of $17,000 compared to a net loss of $55,000 for the same period ended December 31, 2018.

For the full year ended December 31, 2019 the Company reported a net loss of $2.3 million or ($0.46) per share, compared to a net loss of $484,000 or ($0.21) per share for the same period ended December 31, 2018.

Revenues: Total revenues from the oil & gas operation was $590,000 in 2019 and $682,000 in 2018. The decrease was due to the rate the Company received for the sale of its natural gas during 2019.

Operating Expenses: Operating expenses for continuing oil & gas operations was $686,000 in 2019 and $844,000 in 2018. This decrease was principally due to a reduction of depreciation and depletion expense of $166,000.

In 2019 pursuant to the requirements of the “full cost ceiling test” for oil & gas companies we recorded a non-cash charge to operations of $2.3 million to write down its investment in West Virginia. In September 2019 the Company unsuccessfully drilled a well which resulted in dry hole. As the well did not prove up the estimated probable and possible reserves, the Company had to deem the applicable reserve estimates as impaired. In the third quarter the company booked an impairment expense of $2,285,000 which represents a reduction of both the estimated probable and possible reserves as well as the cost of drilling the failed well. This charge to earnings was caused by a revaluation of the Company's non-producing oil and gas reserves.

Corporate Expenses were $412,000 in 2019 and $353,000 in 2018. The increase was principally due to an increase in consulting expenses.

Interest Income: Interest Income was $237,000 in 2019 as compared to $37,000 in 2018. The increase was due to the interest earned from investing the proceeds from the issuance and sale of common stock in December 2018.

About New Concept Energy, Inc.

New Concept Energy, Inc. is a Dallas-based oil and gas company which owns oil and gas wells and mineral leases in Ohio and in West Virginia. For more information, visit the Company’s website at www.newconceptenergy.com.

Contact:

New Concept Energy, Inc.

Gene Bertcher (800) 400-6407

info@newconceptenergy.com

NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	December 31,
	2019	2018
Assets

Current assets
Cash and cash equivalents	$22	$361
Accounts receivable from oil and gas sales	73	72
Current portion note receivable (including $4,005 and $4,017 in 2019 and 2018 from related parties)	4,046	4,063
Total current assets	4,141	4,496

Oil and natural gas properties (full cost accounting method)
Proved developed and undeveloped oil and gas properties, net of depletion	767	2,517

Property and equipment, net of depreciation
Land, buildings and equipment - oil and gas operations	668	618

Note Receivable	214	251

Total assets	$5,790	$7,882

NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - CONTINUED
(amounts in thousands, except share amounts)

	December 31,
	2019	2018
Liabilities and stockholders' equity

Current liabilities
Accounts payable - trade (including $180 and $37 in 2019 and 2018 due to related parties)	$355	$59
Accrued expenses	35	32
Current portion of long term debt	44	59
Total current liabilities	434	150

Long-term debt
Notes payable less current portion	177	201
Asset retirement obligation	2,770	2,770
Total liabilities	3,381	3,121

Stockholders' equity
Series B convertible preferred stock, $10 par value, liquidation value
of $100 authorized 100 shares, issued and outstanding one share	1	1
Common stock, $.01 par value; authorized, 100,000,000
shares; issued and outstanding, 5,131,934 shares
at December 31, 2019 and 2018	51	51
Additional paid-in capital	63,579	63,579
Accumulated deficit	(61,222)	(58,870)
	2,409	4,761

Total liabilities & stockholders' equity	$5,790	$7,882

NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Year Ended December 31,
	2019	2018	2017
Revenue
Oil and gas operations, net of royalties	$590	$682	$791
	590	682	791

Operating expenses
Oil & gas operations	686	844	1,027
Corporate general and administrative	412	353	408
Impairment of natural gas and oil properties	2,285	—	2,626
	3,383	1,197	4,061
Operating earnings (loss)	(2,793)	(515)	(3,270)

Other income (expense)
Interest income (including $240 and $17 for the year ended 2019 and 2018 from related parties)	257	37	25
Interest expense	(15)	(18)	(24)
Other income (expense), net	199	12	28
	441	31	29

Earnings (loss) from continuing operations	(2,352)	(484)	(3,241)

Earnings from discontinued operations	—	—	(5)

Net income (loss) applicable to common shares	$(2,352)	$(484)	$(3,246)

Net income (loss) per common share-basic and diluted	$(0.46)	$(0.21)	$(1.59)

Weighted average common and equivalent shares outstanding - basic	5,132	2,358	1,947